UPDATING SUMMARY PROSPECTUS

April 27, 2026

JACKSON MARKET LINK PRO®
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITY

Issued by
Jackson National Life Insurance Company®

This summary prospectus summarizes key features of the Jackson Market Link Pro® Contract. This Updating Summary Prospectus also provides a summary of Contract features that have changed.

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.jackson.com/product-literature-11.html. To request a free paper or email copy of this information, please call 1-800-644-4565 or send an email request to customercare@jackson.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
DEFINITIONS	1
UPDATED INFORMATION ABOUT YOUR CONTRACT	3
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	4
APPENDIX A (INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT)	A-1
BACK COVER PAGE	B-1

DEFINITIONS

Adjusted Index Return - the percentage change in an Index value measured from the start of an Index Account Option Term to the end of the Index Account Option Term, adjusted based on the Cap Rate, Performance Trigger Rate, Buffer and floor, as applicable.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Buffer - a Protection Option and an Index Adjustment Factor. A Buffer is the amount of negative Index price change before a negative Index Adjustment is credited to the Index Account Option Value at the end of an Index Account Option Term, expressed as a percentage. A Buffer protects from loss up to a stated amount. You only incur a loss if the Index declines more than the stated Buffer percentage during the Index Account Option Term (though it is possible to incur a loss in excess of the stated Buffer percentage if you make a withdrawal prior to the end of the Index Account Option Term).

Business Day - any day that the New York Stock Exchange is open for business during the hours in which the New York Stock Exchange is open. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Cap Rate ("CR") or Cap - one of two currently available Crediting Methods, and an Index Adjustment Factor. The Cap Rate is the maximum positive Index Adjustment, expressed as a percentage, that will be credited to an Index Account Option under the Cap Crediting Method at the end of each Index Account Option Term.

Contract - the single premium deferred Index-linked annuity contract and any optional endorsements you may have selected.

Contract Anniversary - the Business Day on or immediately following each one-year anniversary of the Issue Date.

Contract Option - one of the options offered by the Company under this Contract. The Contract Options for this product are the Fixed Account and Index Account.

Contract Value - the sum of the allocations to the Fixed Account and the Index Account.

Contract Year - the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first
Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2026, then the end of Contract Year 0-1 would be January 14, 2027, and January 15, 2027, which is the first Contract Anniversary, begins Contract Year 1-2.

Crediting Method - the general term used to describe a method of crediting the applicable positive Index Adjustment at the end of an Index Account Option Term.

Fixed Account - a Contract Option in which amounts earn a declared rate of interest for a defined period of time.

Fixed Account Option - An option within the Fixed Account for allocation of Premium or Contract Value defined by its term.

Fixed Account Minimum Interest Rate - the minimum interest rate applied to the Fixed Account, guaranteed for the life of the Contract.

Fixed Account Value - the value of the portion of the Premium allocated to the Fixed Account. The Fixed Account Value is equal to Premium allocated to the Fixed Account, plus interest credited daily at never less than the Fixed Account Minimum Interest Rate for the Contract per annum, less any partial withdrawals, and any amounts transferred out of the Fixed Account.

Floor - one of the two Protection Options offered and an Index Adjustment Factor. A Floor is the maximum negative Index Adjustment that will be credited to the Index Account Option Value at the end of the Index Account Option Term, expressed as a percentage. A Floor protects from loss after a stated threshold. If the Index declines during the Index Account Option Term, you incur a loss up to the stated Floor percentage, and are protected from any further loss beyond the Floor during that Index Account Option Term (though it is possible to incur a loss in excess of the stated Floor percentage if you make a withdrawal prior to the end of the Index Account Option Term).

Index - a benchmark used to determine the positive or negative Index Adjustment credited, if any, for a particular Index Account Option.

Index Account - a Contract Option in which amounts are credited positive or negative index-linked interest for a specified period.

Index Account Option - an option within the Index Account for allocation of Premium, defined by its term, Index, Crediting Method, and Protection Option.

Index Account Option Term - the selected duration of an Index Account Option.

Index Account Option Term Anniversary - the Business Day concurrent with or immediately following the end of an Index Account Option Term.

Index Account Option Value - the value of the portion of Premium allocated to an Index Account Option.

Index Account Value - the sum of the Index Account Option Values.

Index Adjustment - an adjustment to Index Account Option Value at the end of each Index Account Option Term. Index Adjustments can be zero, positive or negative, depending on the performance of the selected Index, Crediting Method, and Protection Option. The Index Adjustment is equal to the Adjusted Index Return.

Index Adjustment Factor(s) - the parameters used to determine the amount of an Index Adjustment. These parameters are specific to the applicable Crediting Method and Protection Option. Cap Rates, Performance Trigger Rates, and Buffer rates are all Index Adjustment Factors.

Index Return - the percentage change in an Index value measured from the start of an Index Account Option Term to the end of the Index Account Option Term.

Interim Value - the Index Account Option Value during the Index Account Option Term. The Interim Value will never be less than zero. On each day of the Index Account Option Term prior to the end of the Index Account Option Term, the Interim Value is the greater of the Index Account Option Value on the first day of the term (which equals any Premium or Contract Value allocated to the Index Account Option on that day) reduced for any Contract Value removed from the Index Account Option, including any Withdrawal Charges, in the same proportion as the Interim Value was reduced on the date of the withdrawal, plus the prorated Index Adjustment subject to prorated Index Adjustment Factors and the Interim Value Proration Factor ("IVPF"), or zero. The Interim Value uses your prorated Index Adjustment Factors (based on the elapsed portion of the Index Account Option Term) and the Interim Value Proration Factor prior to the end of the Index Account Option Term. The Interim Value is calculated on each date of the Index Account Option Term, other than the first and last days, and is the amount of Index Account Option Value available for partial or total withdrawals (including automatic withdrawals, RMDs, free look amounts applied to an income option upon annuitization, and payment of the Contract Value element of the death benefit).

Interim Value Proration Factor ("IVPF") - the percentage applied to the prorated Index Adjustment Factors in the calculation of Interim Value at the time of a withdrawal prior to the end of the Index Account Option Term. The IVPF equals 100% during the Withdrawal Charge period. After the Withdrawal Charge period ends, the IVPF is reset annually on the Index Account Option Anniversary and may vary by Crediting Method and Protection Option combination. The IVPF is guaranteed to be at least 50% after the Withdrawal Charge period ends.

Issue Date - the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Performance Trigger Rate ("PTR") - one of two currently available Crediting Methods, and an Index Adjustment Factor. The PTR is the amount of positive Index Adjustment, expressed as a percentage, that will be credited to an Index Account Option under the Performance Trigger Crediting Method at the end of each Index Account Option Term if the performance criteria are met.

Premium - consideration paid into the Contract by or on behalf of the Owner.

Protection Options - a Protection Option provides varying levels of partial protection against the risk of loss of Index Account Option Value when Index Return is negative.

Required Minimum Distributions ("RMDs") – for certain qualified Contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the Owner of a qualified Contract.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

General Product Changes

Effective January 1, 2026, the current Fixed Account Minimum Interest Rate is now equal to 2.40%

Effective March 2, 2026, the current charges for expedited delivery applicable to your Contract have increased. The new fees for these services are as follows:

1.Between Monday and Friday, the current Expedited Delivery Charge is $23.
2.On Saturday, the current Expedited Delivery Charge is $38.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from your Contract during the first 6 years of the Contract, you will be assessed a withdrawal charge. The maximum withdrawal charge is 8.0% of the Remaining Premium withdrawn during the two years after the Contract is issued. For example, if you make an early withdrawal within the first two Contract Years, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative Interim Value adjustment, taxes, or tax penalties.

If all or a portion of Contract Value is removed from an Index Account Option before the end of the Index Account Option Term we will apply an Interim Value adjustment, which may be negative. The Interim Value adjustment applies upon partial or total withdrawals from the Contract automatic withdrawals, RMDs, free look, amounts applied to an income option upon annuitization, and payment of the Contract Value element of the death benefit. You could lose up to 100% of your investment due to this Interim Value adjustment. For example, if you allocate $100,000 to a 1-year Index Account Option and later withdraw the entire amount before the 1 years has ended, you could lose up to $100,000 of your investment.
Charges and Adjustments
Are There Transaction Charges?	Yes. In addition to any negative Interim Value adjustment, you may be charged for other transactions, such as when you request expedited delivery or wire transfer of funds.	Charges and Adjustments- Transaction Expenses
Are There Ongoing Fees and Expenses?
Yes. There is an implicit ongoing fee on Index Account Options to the extent that your participation in Index gains is limited by Jackson through the use of a Cap or Performance Trigger Rate. This means that your returns may be lower than your elected Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
Contract Options - Index Account Additional Information About the Index Account Options - Crediting Methods
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract. The Contract currently offers 10% and 20% Floor, and 10% and 20% Buffer Protection Options, which, depending on which option you select, could expose you to up to a 90% loss due to poor Index performance. Protection Option rates could change in the future. Available Floor and Buffer Protection Options will always be at least 5%.
Principal Risks

Is this a Short-Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in significant reductions to Contract Value or the Death Benefit. (possibly by more than the amount withdrawn)

Withdrawal Charges apply for up to 6 years after your Contract has been issued. They will reduce the value of your Contract if you withdraw money during that time. Amounts withdrawn from your Contract may also be subject to taxes and tax penalties. Amounts removed from an Index Account Option before the end of the Index Account Option Term may result in a negative Interim Value adjustment and loss of positive Index performance. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon

Because Index Account Options are designed to mature at the end of the Index Account Option Term, we need to know by the end of the Index Account Option Term whether you intend to reallocate to a different Contract Option. If you do not provide timely allocation instructions by close of business on the Index Account Option Term Anniversary of an expiring Index Account Option Term as to how you would like your Index Account Option Value allocated for your next Index Account Option Term, we will generally (i) renew the Index Account Option into the same Index Account Option Term, if available; or (ii) if the same Crediting Method, Protection Option, or Index you elected is not available, we will reallocate the Index Account Option Value(s) to the Fixed Account. The rates applicable to your new Index Account Option or Fixed Account Option will be the then-current renewal rates associated with your Contract.
Principal Risks Contract Charges Transfers and Reallocations

What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Contract Options you choose. Each Contract Option (Index Account Options and Fixed Account Options) has its own unique risks. Withdrawals from an Index Account Option prior to the end of the Index Account Option Term are subject to an Interim Value adjustment. You should review the available Contract Options before making an investment decision.

The Cap Rate and Performance Trigger Rate, as applicable, will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example, assume the Index return is 15% at the end of the Index Account Option Term.

◦Under a Cap Crediting Method with a 10% Cap Rate, we will credit a 10% Index Adjustment at the end of the Index Account Option Term
◦Under a Performance Trigger Crediting Method with a 10% Performance Trigger Rate, we will credit a 10% Index Adjustment at the end of the Index Account Option Term; and

The Floor or Buffer, as applicable, will limit negative Index returns (e.g., limited protection in the case of market decline). For example, assume an Index return of -25% at the end of the Index Account Option Term.

▪If the Buffer is -10%, we will credit a -15% Index Adjustment at the end of the Index Account Option Term; and
▪If the Floor is -10%, we will credit a -10% Index Adjustment at the end of the Index Account Option Term.

The Indexes available for election are price return indexes and not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Jackson. Any obligations (including under any Fixed Account Options and Index Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson. More information about Jackson is available upon request by visiting our website at www.jackson.com or by calling 1-800-644-4565.
Principal Risks

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.

Premium Payments.
•No Premium payments will be accepted after the Contract has been issued.
•The minimum Premium payment must be at least $25,000.
•The maximum Premium payment you may make without our prior approval is $1 million.

Transfers and Reallocations.
•Transfers and reallocations from the Index Account Options are only permitted on Index Account Option Term Anniversaries (which will fall on a Contract Anniversary).
•Transfers from the Fixed Account are only permitted on Contract Anniversaries.
•If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in an Index Account Option until the end of the Index Account Option Term, your only option will be to take a total or partial withdrawal from the Fixed Account Option or Index Account Option. Withdrawals out of Index Account Options prior to the end of the Index Account Option Term will be based on the Interim Values of the Index Account Options, and all withdrawals may be subject to Withdrawal Charges, taxes and tax penalties
Principal Risks Transfers and Reallocations Additional Information About the Index Account Options Access to Your Money

Are There Restrictions on the Investment Options? (continued from previous page)
Our Rights to Change Index Account Options and Indexes Offered Under the Contract.

•We reserve the right to delete or add Index Account Options, Indexes, Crediting Methods, Protection Options, and Index Account Option Terms in the future. There will always be more than one Index Account Option available, and those options will always be identical or similar to one of the options disclosed in this prospectus.
•We may replace an Index if it is discontinued or the Index is no longer available to us or if the Index's calculation changes substantially. Additionally, we may replace an Index if hedging instruments become difficult to acquire or the cost of hedging related to such Index becomes excessive. We may do so at the end of an Index Account Option Term or during an Index Account Option Term.
•We may change the Crediting Method Rates and Protection Option rates of the Index Account Options available under the Contract, subject to the stated guaranteed minimum or maximum rates. Crediting Method and Protection Option rates will not change during an Index Account Option Term.
•There is no guarantee that a particular Index Account Option will be available during the entire time that you own your Contract. We guarantee that at least two Index Account Options will always be available, and that those options will be identical or similar to those outlined in this prospectus.
•If in the future you are not satisfied with the available Index Account Options, you may choose to withdraw your Index Account Option Value or take a total withdrawal from the Contract, but you may be subject to Withdrawal Charges, taxes and tax penalties, and an Interim Value adjustment if the withdrawal is made before the end of an Index Account Option Term.
◦Certain Index Account Options and Indexes may not be available through your financial professional or in your state. You may obtain information about the Index Account Options and Indexes that are available to you by contacting your financial professional.
Principal Risks Transfers and Reallocations Additional Information About the Index Account Options Access to Your Money
	TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?	Your financial professional may receive compensation for selling this Contract to you in the form of revenue sharing and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.	Distribution of Contracts
Should I Exchange My Contract?	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract rather than continue to own your existing Contract.	Non-Qualified Contracts - 1035 Exchanges

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of the Index Account Options currently available under the Contract. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with written notice before making any changes other than the changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.jackson.com/RatesJMLP.

Note: If amounts are removed from an Index Account Option before the end of the Index Account Option Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Index Account Option Term.

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
S&P 500[1]	Market Index	1 year	10% Buffer	1.0% Cap Rate
S&P 500[1]	Market Index	1 year	20% Buffer	1.0% Cap Rate
S&P 500[1]	Market Index	1 year	10% Floor	1.0% Cap Rate
S&P 500[1]	Market Index	1 year	20% Floor	1.0% Cap Rate
S&P 500[1]	Market Index	1 year	10% Buffer	1.0% Performance Trigger Rate
S&P 500[1]	Market Index	1 year	10% Floor	1.0% Performance Trigger Rate
S&P 500[1]	Market Index	6 years	10% Buffer	2.0% Cap Rate
S&P 500[1]	Market Index	6 years	20% Buffer	2.0% Cap Rate
S&P 500[1]	Market Index	6 years	10% Floor	2.0% Cap Rate
S&P 500[1]	Market Index	6 years	20% Floor	2.0% Cap Rate
Russell 2000[1]	Market Index	1 year	10% Buffer	1.0% Cap Rate
Russell 2000[1]	Market Index	1 year	20% Buffer	1.0% Cap Rate
Russell 2000[1]	Market Index	1 year	10% Floor	1.0% Cap Rate
Russell 2000[1]	Market Index	1 year	20% Floor	1.0% Cap Rate
Russell 2000[1]	Market Index	1 year	10% Buffer	1.0% Performance Trigger Rate

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
Russell 2000[1]	Market Index	1 year	10% Floor	1.0% Performance Trigger Rate
Russell 2000[1]	Market Index	6 years	10% Buffer	2.0% Cap Rate
Russell 2000[1]	Market Index	6 years	20% Buffer	2.0% Cap Rate
Russell 2000[1]	Market Index	6 years	10% Floor	2.0% Cap Rate
Russell 2000[1]	Market Index	6 years	20% Floor	2.0% Cap Rate
MSCI EAFE[1]	Market Index	1 year	10% Buffer	1.0% Cap Rate
MSCI EAFE[1]	Market Index	1 year	20% Buffer	1.0% Cap Rate
MSCI EAFE[1]	Market Index	1 year	10% Floor	1.0% Cap Rate
MSCI EAFE[1]	Market Index	1 year	20% Floor	1.0% Cap Rate
MSCI EAFE[1]	Market Index	1 year	10% Buffer	1.0% Performance Trigger Rate
MSCI EAFE[1]	Market Index	1 year	10% Floor	1.0% Performance Trigger Rate
MSCI EAFE[1]	Market Index	6 years	10% Buffer	2.0% Cap Rate
MSCI EAFE[1]	Market Index	6 years	20% Buffer	2.0% Cap Rate
MSCI EAFE[1]	Market Index	6 years	10% Floor	2.0% Cap Rate
MSCI EAFE[1]	Market Index	6 years	20% Floor	2.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	1 year	10% Buffer	1.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	1 year	20% Buffer	1.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	1 year	10% Floor	1.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	1 year	20% Floor	1.0% Cap Rate

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
MSCI Emerging Markets[1]	Market Index	1 year	10% Buffer	1.0% Performance Trigger Rate
MSCI Emerging Markets[1]	Market Index	1 year	10% Floor	1.0% Performance Trigger Rate
MSCI Emerging Markets[1]	Market Index	6 years	10% Buffer	2.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	6 years	20% Buffer	2.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	6 years	10% Floor	2.0% Cap Rate
MSCI Emerging Markets[1]	Market Index	6 years	20% Floor	2.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Buffer	1.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	1 year	20% Buffer	1.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Floor	1.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	1 year	20% Floor	1.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Buffer	1.0% Performance Trigger Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Floor	1.0% Performance Trigger Rate
MSCI KLD 400 Social[1]	Market Index	6 years	10% Buffer	2.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	6 years	20% Buffer	2.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	6 years	10% Floor	2.0% Cap Rate
MSCI KLD 400 Social[1]	Market Index	6 years	20% Floor	2.0% Cap Rate

1.All Indexes are price return indexes and not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

We reserve the right to delete or add Index Account Options, Indexes, Crediting Methods, Protection Options, and Index Account Option Terms in the future. There will always be more than one Index Account Option available, and those options will always be identical or similar to one of the options disclosed in this prospectus. When offered, available Buffer and Floor rates are guaranteed to be no less than 5%. There will always be at least one Protection Option available for election.

The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-year	2.40%

BACK COVER PAGE

This Summary Prospectus incorporates by reference the Contract’s prospectus and Statement of Additional Information (“SAI”), both dated April 27, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Separate Account EDGAR contract identifier #C000260298
B-1